DELWARE(SM)
INVESTMENTS
-----------

Delaware Corporate Bond Fund

Delaware Extended Duration Bond Fund


Current Income


                             2001 SEMI-ANNUAL REPORT


                            [Current Income Artwork]

TABLE OF CONTENTS

Letter to Shareholders                     1

Portfolio Management
Review                                     3

Performance Summary

Delaware Corporate
  Bond Fund                                5

Delaware Extended Duration
  Bond Fund                                6

Financial Statements

  Statement of Net Assets                  7

  Statements of Assets
  and Liabilities                         11

  Statements of Operations                12

  Statements of Changes in
  Net Assets                              13

  Financial Highlights                    14

  Notes to Financial
  Statements                              18


A TRADITION OF SOUND INVESTING SINCE 1929

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $90 billion in assets as of December 31, 2000.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

March 5, 2001

Recap of Events -- The six-month period ended January 31, 2001 was characterized by economic slowdown and corporate earnings disappointments in the U.S., leading many fixed-income investors to seek issues of the highest credit qualities. The Federal Reserve Board ended its vigil on inflation during the period, and by January was aggressively lowering short-term interest rates in an effort to stimulate a U.S. economy that was slowing faster than anticipated.

The U.S. economic slowdown brought about a general decline in corporate confidence, and as a result the six-month period saw more credit downgrades than upgrades for U.S. corporate bonds (Source: Moody's Investors Service). High-grade corporate bonds generally benefited, as many investors searched for quality. High-yield, non-investment-grade bonds continued a slump that began in the summer of 1998. Statistics for new bond issuance in the fourth quarter of 2000 spoke of the imbalance in demand. Investment-grade issuance was up 24% over the same quarter one year earlier, to $89.5 billion, while the final quarter of 2000 saw the smallest amount of quarterly speculative-grade bond issuance since 1991 (Source: Moody's Investors Service).

Delaware Corporate Bond Fund provided a total return of +7.83% (Class A shares at net asset value with distributions reinvested) for the six-month period ended January 31, 2001. The performance was better than that of the Lipper Corporate Debt Funds BBB-rated Average, which increased 7.01%. Our performance trailed the performance of the Fund's benchmark, the Lehman Brothers U.S. Credit Index, by about three-tenths of a percentage point. The Lehman Brothers U.S. Credit Index rose 8.14%.

Delaware Extended Duration Bond Fund earned a total return of +9.52% (Class A shares at net asset value with distributions reinvested) for the same period. The performance was better than both the Lipper Corporate Debt Funds Average and the Fund's benchmark, the Lehman Brothers Long U.S. Credit Index, which gained 7.01% and 8.94%, respectively.

Total Return
For Period Ended January 31, 2001                           Six Months
--------------------------------------------------------------------------------
Delaware Corporate Bond Fund--Class A Shares                   +7.83%
Delaware Extended Duration Bond Fund--Class A Shares           +9.52%
--------------------------------------------------------------------------------
Lipper Corporate Debt Funds BBB-rated Average (169 funds)      +7.01%
Lehman Brothers U.S. Credit Index                              +8.14%
Lehman Brothers Long U.S. Credit Index                         +8.94%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on pages 5 and 6. The Lipper category represents the average returns of all active corporate bond funds with similar credit ratings and investment objectives tracked by Lipper Analytical (Source: Lipper Inc.). The Lehman Brothers U.S. Credit Index and the Lehman Brothers Long U.S. Credit Index are unmanaged composites of corporate bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook -- At the end of January, corporate bond issuance was on the rise and the high-yield portion of the market was rallying. We think that both occurrences bode well for the corporate bond market as a whole, and we are cautiously optimistic about 2001.

With the U.S. economy slowing, however, we expect more companies to miss earnings projections in the first half of 2001. This could lead to ongoing credit concerns in the U.S., which could in turn boost prices among high-grade corporate bonds.

We believe that corporate bond funds like Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund will continue to play roles in well-diversified portfolios. If you need help in determining which types of fixed-income investments are right for you, please contact your financial adviser.

On the pages that follow, your Fund's portfolio managers explain the Funds' positioning during the fiscal period and provide their outlook for the markets in which they invest. We thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,


/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
-----------------------------------       --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW

Ryan K. Brist
Portfolio Manager

Stuart N. Hosansky
Portfolio Manager

March 5, 2001

The Funds' Results

The corporate bond market went through a difficult period during the first half of the Funds' fiscal year, which began August 1, 2000. Around the start of the period, the U.S. economy began slowing dramatically, largely in response to the Federal Reserve Board's aggressive series of interest rate increases during the Funds' previous fiscal year.

As a result, economic and credit concerns were an issue for much of the six-month period ended January 31, 2001. Investors sought higher-quality issues, and the disparity between yields on bonds of different credit qualities rose to a level not seen since the recession in 1990-1991 (Source: Moody's Investors Service).

A growing number of companies reported serious credit problems late in 2000. Companies in almost every sector cut their earnings expectations and general fears of an economic downturn grew. The ratio of credit rating downgrades to upgrades also reached its highest level since the 1990-1991 recession (Source:
Moody's Investors Service).

This environment led to relatively strong performance for high-quality, investment-grade fixed income. This benefited our returns, as the bonds we buy for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund are typically those with investment-grade ratings from credit rating agencies such as Standard & Poor's and Moody's. The close of the period was marked by aggressive easing of short-term interest rates by the Federal Reserve in January, which gave a substantial boost to the corporate bond market.

For the six-month period ended January 31, 2001, Delaware Corporate Bond Fund finished with a total return of +7.83% and Delaware Extended Duration Bond Fund gained +9.52% (both figures are for Class A shares at net asset value with all distributions reinvested). Delaware Corporate Bond Fund underperformed its benchmark, the Lehman Brothers U.S. Credit Index, which rose 8.14% during the same period. However, Delaware Extended Duration Bond Fund outperformed its benchmark, the Lehman Brothers Long U.S. Credit Index, which rose 8.94%. The reasons for the Funds' performance are detailed below.

Portfolio Highlights
Delaware Corporate Bond Fund was aided during the period by its holdings in the telecommunications, insurance, and banking sectors, as well as from its focus on bonds with longer maturities. However, performance was hurt by its light exposure relative to the benchmark in utilities, automotive parts, and foreign government bonds. We were also held back by a handful of individual securities that delivered particularly poor performance, including a number of bonds that were sold prior to the close of the six-month period. These included bonds issued

"WHILE WE REMAIN CAUTIOUS ABOUT THE FUNDAMENTAL UNDERPINNINGS OF THE ECONOMY, WE THINK CORPORATE BONDS CAN PERFORM WELL OVER THE NEAR TERM."


by auto parts manufacturer Federal Mogul, software maker Comdisco, and Louisiana Pacific, a national supplier of building materials.

Delaware Extended Duration Bond Fund benefited from a large allocation relative to its benchmark in banking issues, as well as from a number of our holdings in the utilities and cable, media and publishing sectors. The Fund's outperformance of the benchmark was aided by individual securities that fared particularly well in the open market, including Time Warner Entertainment and Barclays Bank.

Sectors of Delaware Extended Duration Bond Fund that performed poorly included building products, retail, and automotive parts. Specific securities that hurt the Fund's performance included Pennzoil, Federal Mogul, and Louisiana Pacific, the latter two of which we sold prior to the end of the six-month period.

In both Funds during the period, we added to our holdings in less economically sensitive sectors, as we were concerned about the economic slowdown. We also increased our allocation to telecommunications issues, as we felt that many telecommunications bonds were attractively priced.

In both Funds during the period, we also were able to make a number of trades designed to take advantage of short-term mispricings in the corporate bond market. Part of our investment approach is to take advantage of such short-term trading opportunities when the risk/reward profile is determined to be strong. During the fourth quarter of 2000 in particular, we were able to capitalize on a number of trading opportunities, many of which boosted performance without fundamentally altering our holdings.

Outlook
We think that the market is currently being driven by the Federal Reserve's swift about-turn, from monetary tightening early in 2000 to a neutral stance in late autumn, and then to a very strong easing bias in January. The interest rate decreases in January marked the first time during Fed Chairman Alan Greenspan's tenure that short-term rates have been reduced by a full point in less than one month. We believe that the interest rate cuts, combined with the prospect of a tax cut, create a generally favorable outlook for our markets in 2001. Market sentiment is already much more upbeat and we expect to see a heavy supply of new corporate bonds issued in the months ahead.

While we remain cautious about the fundamental underpinnings of the economy, we think corporate bonds can perform well over the near term. For both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, we remain optimistic that fixed-income investors are well-positioned for the up-coming year. We will watch for signs of changing economic conditions and be ready to respond accordingly.

FUND BASICS
As of January 31, 2001

Fund Objective
The Fund seeks to provide investors with total return.

Total Fund Net Assets
$62.87 million

Number of Holdings
80

Fund Start Date
September 15, 1998

Your Fund Management

Ryan K. Brist joined Delaware in 2000. Previously, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group, and as an Analyst in Oil/Gas Investment Banking for Dean Witter Reynolds in New York. Mr. Brist is a graduate of Indiana University and a Level III CFA candidate.

Stuart N. Hosansky began his investment career at PNC Financial Corp. as an Assistant Vice President and Credit Officer. He subsequently held various positions at CoreStates Financial Corp., performing both credit analysis and trading. Most recently, Mr. Hosansky worked for CoreStates Investment Advisers as a Portfolio Manager, performing extensive fixed-income research. He holds a bachelor's degree in Business Administration from Ohio State University and an MBA in Finance from Drexel University. Mr. Hosansky is also a CFA charterholder and a member of the Financial Analysts of Philadelphia.

Nasdaq Symbols
Class A  DGCAX
Class B  DGCBX
Class C  DGCCX

DELAWARE CORPORATE BOND FUND PERFORMANCE

Average Annual Total Returns
Through January 31, 2001                                 Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
      Excluding Sales Charge                               +4.29%      +9.69%
      Including Sales Charge                               +2.21%      +4.43%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
      Excluding Sales Charge                               +3.57%      +8.90%
      Including Sales Charge                               +2.42%      +4.90%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
      Excluding Sales Charge                               +3.58%      +8.90%
      Including Sales Charge                               +3.58%      +7.90%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and Class C shares, excluding sales charges, assumes either contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares are sold with a front-end sales charge of up to 4.75% and a distribution fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime and one-year periods ended January 31, 2001 for Delaware Corporate Bond Fund Institutional Class were +4.56% and +9.99%, respectively. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Nasdaq Symbol Institutional Class: DGCIX

FUND BASICS
As of January 31, 2001

Fund Objective
The Fund seeks to provide investors with total return.

Total Fund Net Assets
$67.50 million

Number of Holdings
76

Fund Start Date
September 15, 1998

Your Fund Management
Ryan K. Brist
Stuart N. Hosansky

Nasdaq Symbols
Class A  DEEAX
Class B  DEEBX
Class C  DEECX


DELAWARE EXTENDED
DURATION BOND FUND PERFORMANCE

Average Annual Total Returns
Through January 31, 2001                                 Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
      Excluding Sales Charge                               +3.61%     +11.34%
      Including Sales Charge                               +1.54%      +6.03%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
      Excluding Sales Charge                               +2.85%     +10.51%
      Including Sales Charge                               +1.70%      +6.51%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
      Excluding Sales Charge                               +2.91%     +10.52%
      Including Sales Charge                               +2.91%      +9.52%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and Class C share results, excluding sales charges, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares are sold with a front-end sales charge of up to 4.75% and a distribution fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime and one-year periods ended January 31, 2001 for Delaware Extended Duration Bond Fund Institutional Class were +3.84% and +11.62%, respectively. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Nasdaq Symbol Institutional Class: DEEIX

Statement of Net Assets

DELAWARE CORPORATE BOND FUND

                                                         Principal      Market
January 31, 2001 (Unaudited)                               Amount       Value
-------------------------------------------------------------------------------
Agency Mortgage-Backed Securities - 0.95%
Federal National Mortgage Association
   6.25% 2/1/11 .....................................  $  100,000    $  102,837
   7.125% 6/15/10 ...................................     450,000       492,008
                                                                     ----------
Total Agency Mortgage-Backed
   Securities (cost $587,600) .......................                   594,845
                                                                     ----------
Commercial Mortgage-Backed Securities - 3.26%
Comm Series 00-C1 A1 7.206% 9/15/08 .................     982,485     1,030,758
GNR 1998-9 B 6.85% 12/20/25 .........................   1,000,000     1,016,449
                                                                     ----------
Total Commercial Mortgage-Backed
   Securities (cost $1,985,238) .....................                 2,047,207
                                                                     ----------
Corporate Bonds - 78.44%
Automobile & Automotive Parts - 2.37%
DaimlerChrysler 8.50% 1/18/31 .......................     900,000       945,409
Ford Motor 7.45% 7/16/31 ............................     550,000       547,799
                                                                     ----------
                                                                      1,493,208
                                                                     ----------
Banking - 5.08%
Barclays Bank 8.55% 9/29/49 .........................   1,000,000     1,092,004
JP Morgan Chase 6.75% 2/1/11 ........................     400,000       403,170
Mercantile Bancorp 7.30% 6/15/07 ....................     500,000       518,236
Salomon Smith Barney 6.50% 2/15/08 ..................     525,000       521,493
Union Bank Switzerland 7.25% 7/15/06 ................     630,000       656,745
                                                                     ----------
                                                                      3,191,648
                                                                     ----------
Cable, Media & Publishing - 2.72%
TCI Communications 8.75% 8/1/15 .....................     255,000       291,962
Time Warner Entertainment 8.375% 3/15/23 ............     500,000       561,684
Viacom
   7.70% 7/30/10 ....................................     300,000       320,268
   7.875% 7/30/30 ...................................     500,000       538,061
                                                                     ----------
                                                                      1,711,975
                                                                     ----------
Chemicals - 0.36%
IMC Global 6.875% 7/15/07 ...........................     275,000       226,883
                                                                     ----------
                                                                        226,883
                                                                     ----------
Electronics & Electrical Equipment - 5.74%
Arrow Electronics 8.20% 10/1/03 .....................   1,500,000     1,517,808
Computer Sciences 7.50% 8/8/05 ......................   2,000,000     2,088,324
                                                                     ----------
                                                                      3,606,132
                                                                     ----------
Energy - 3.74%
Duke Energy 7.875% 8/16/10 ..........................   1,000,000     1,076,759
Osprey Trust 8.31% 1/15/03 ..........................   1,000,000     1,029,801
Petroliam Nasional Berhad 7.625% 10/15/26 ...........     275,000       248,920
                                                                     ----------
                                                                      2,355,480
                                                                     ----------

                                                         Principal      Market
                                                           Amount       Value
-------------------------------------------------------------------------------
Corporate Bonds (continued)
Finance - 17.06%
Citigroup
   6.75% 12/1/05 ....................................  $1,000,000   $ 1,028,639
   7.25% 10/1/10 ....................................     575,000       605,234
   7.625% 12/1/36 ...................................     500,000       492,675
General Electric Capital 8.85% 3/1/07 ...............   1,000,000     1,148,249
Household Financial 6.50% 1/24/06 ...................     300,000       301,792
HSBC Capital Funding 10.176% 12/29/49 ...............   1,500,000     1,865,491
Morgan Stanley Dean Witter 7.75% 6/15/05 ............   1,000,000     1,067,600
Pemex Finance 9.69% 8/15/09 .........................   1,360,000     1,467,522
Principal Financial Global 7.95% 8/15/04 ............   1,000,000     1,054,564
RBF Finance 11.00% 3/15/06 ..........................     500,000       601,250
UBS Preferred Funding Trust I
   8.622% 12/29/49 ..................................   1,000,000     1,091,029
                                                                     ----------
                                                                     10,724,045
                                                                     ----------
Food, Beverage & Tobacco - 2.41%
Earthgrains 8.50% 8/1/05 ............................   1,500,000     1,517,632
                                                                     ----------
                                                                      1,517,632
                                                                     ----------
Industrial Machinery - 2.11%
Fort James 6.625% 9/15/04 ...........................     575,000       557,383
News America Holdings 7.60% 10/11/15 ................     500,000       494,692
Seagate Technologies 12.50% 11/15/07 ................     275,000       274,313
                                                                     ----------
                                                                      1,326,388
                                                                     ----------
Insurance - 6.49%
American General Institution
   8.125% 3/15/46 ...................................     500,000       499,153
Aon 8.65% 5/15/05 ...................................     500,000       542,934
Cigna 7.00% 1/15/11 .................................     400,000       402,902
Liberty Mutual Insurance 7.697% 10/15/97 ............     750,000       563,035
MONY Group 8.35% 3/15/10 ............................   1,000,000     1,048,181
Residential Reinsurance 10.94% 6/1/01 ...............     500,000       500,117
United Health Care 7.50% 11/15/05 ...................     500,000       525,426
                                                                     ----------
                                                                      4,081,748
                                                                     ----------
Leisure, Lodging & Entertainment - 1.78%
HMH Properties 8.45% 12/1/08 ........................     625,000       628,125
Starwood Hotels and Resorts
   6.755% 11/15/05 ..................................     500,000       491,506
                                                                     ----------
                                                                      1,119,631
                                                                     ----------
Metals & Mining - 4.15%
Alcoa 7.375% 8/1/10 .................................   1,500,000     1,622,035
USX
   6.65% 2/1/06 .....................................     500,000       500,483
   9.375% 2/15/12 ...................................     415,000       484,897
                                                                     ----------
                                                                      2,607,415
                                                                     ----------

                                                         Principal      Market
Delaware Corporate Bond Fund                               Amount       Value
-------------------------------------------------------------------------------
Corporate Bonds (continued)
Retail - 5.90%
Federated Department Stores
   6.79% 7/15/27 .................................... $   500,000   $   504,844
   8.125% 10/15/02 ..................................     250,000       257,656
Lowes Companies 7.50% 12/15/05 ......................     750,000       782,461
Safeway Stores 7.25% 2/1/31 .........................     850,000       857,811
Saks 7.25% 12/1/04 ..................................   1,500,000     1,305,000
                                                                    -----------
                                                                      3,707,772
                                                                    -----------
Telecommunications - 9.72%
BellSouth Capital Funding 7.12% 7/15/97 .............     490,000       461,590
British Telecom 8.625% 12/15/30 .....................     370,000       398,475
Exodus Communications 11.625% 7/15/10 ...............     235,000       232,650
KPN NV 8.375% 10/1/30 ...............................   1,000,000       982,521
McLeodUSA 11.375% 1/1/09 ............................     160,000       170,400
Nextel Communications 9.50% 2/1/11 ..................     500,000       502,500
Sprint Capital 7.625% 1/30/11 .......................     950,000       965,485
Telefonica Europe
   7.75% 9/15/10 ....................................     300,000       314,676
   8.25% 9/15/30 ....................................   1,000,000     1,084,917
Williams Communications Group
   10.875% 10/1/09 ..................................     140,000       126,700
WorldCom 6.40% 8/15/05 ..............................     875,000       870,633
                                                                    -----------
                                                                      6,110,547
                                                                    -----------
Transportation & Shipping - 7.04%
Alpha Wind 11.633% 5/23/01 ..........................     500,000       500,117
Atlas Air Lines 8.77% 1/2/11 ........................     518,525       537,860
Delta Air Lines 7.57% 11/15/10 ......................     575,000       610,414
Stagecoach Holdings 8.625% 11/15/09 .................   1,000,000       941,457
United Air Lines
   7.186% 4/1/11 ....................................   1,000,000     1,042,920
   7.811% 10/1/09 ...................................     750,000       791,655
                                                                    -----------
                                                                      4,424,423
                                                                    -----------
Utilities - 1.77%
Israel Electric 7.75% 12/15/27 ......................     500,000       435,291
PSEG Energy Holdings 10.00% 10/1/09 .................     625,000       676,294
                                                                    -----------
                                                                      1,111,585
                                                                    -----------
Total Corporate Bonds
   (cost $47,163,915) ...............................                49,316,512
                                                                    -----------
Government Bonds - 2.29%
Federal Republic of Brazil
   8.00% 4/15/14 ....................................     554,135       449,542
   11.00% 8/17/40 ...................................     575,000       491,625
Mexican United States 8.375% 1/14/11 ................     500,000       496,250
                                                                    -----------
Total Government Bonds
   (cost $1,391,053) ................................                 1,437,417
                                                                    -----------

U.S. Treasury Obligations - 12.16%
U.S. Treasury Notes
   5.25% 8/15/03 .................................... $ 1,895,000   $ 1,917,871
   5.75% 11/15/05 ...................................   2,320,000     2,411,751
   6.125% 12/31/01 ..................................   2,975,000     3,011,587
   6.625% 5/15/07 ...................................     280,000       303,441
                                                                    -----------
Total U.S. Treasury Obligations
   (cost $7,629,853 ) ...............................                 7,644,650
                                                                    -----------
                                                        Number of
                                                          Shares
Preferred Stock - 0.86%
Centaur Funding 9.08% ...............................       5,000       542,187
                                                                    -----------
Total Preferred Stock (cost $504,006) ...............                   542,187
                                                                    -----------
Total Market Value of Securities - 97.96%
   (cost $59,261,665) ...............................                61,582,818
Receivables and Other Assets Net of
   Liabilities - 2.04% ..............................                 1,284,460
                                                                    -----------
Net Assets Applicable to 11,940,200
   Shares Outstanding - 100.00% .....................               $62,867,278
                                                                    ===========
Net Asset Value - Delaware Corporate Bond Fund
   Class A ($4,044,706 / 768,178 Shares) ............                     $5.27
                                                                          -----
Net Asset Value - Delaware Corporate Bond Fund
   Class B ($3,040,293 / 577,218 Shares) ............                     $5.27
                                                                          -----
Net Asset Value - Delaware Corporate Bond Fund
   Class C ($545,720 / 103,642 Shares) ..............                     $5.27
                                                                          -----
Net Asset Value - Delaware Corporate Bond Fund
   Institutional Class
   ($55,236,559 / 10,491,162 Shares) ................                     $5.27
                                                                          -----
Components of Net Assets at January 31, 2001:
Shares of beneficial interest
   (unlimited authorization - no par) ...............               $66,827,153
Undistributed net investment income .................                     2,986
Accumulated net realized loss on investments ........                (6,284,014)
Net unrealized appreciation of investments ..........                 2,321,153
                                                                    -----------
Total net assets ....................................               $62,867,278
                                                                    ===========
Net Asset Value and Offering Price per Share
   Delaware Corporate Bond Fund
Net asset value Class A shares (A) ..................                     $5.27
Sales charge (4.75% of offering price
   or 4.93% of amount invested per share) (B) .......                      0.26
                                                                          -----
Offering price ......................................                     $5.53
                                                                          =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE EXTENDED DURATION BOND FUND
------------------------------------

                                                          Principal    Market
January 31, 2001 (Unaudited)                              Amount       Value
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities - 1.41%
Federal National Mortgage Association
   6.25% 5/15/29 ....................................  $  940,000  $  949,102
                                                                   ----------
Total Agency Mortgage-Backed Securities
   (cost $884,154) ..................................                 949,102
                                                                   ----------
Commercial Mortgage-Backed Securities - 1.53%
Comm Series 00-C1 A1 7.206% 9/15/08 .................     982,485   1,030,758
                                                                   ----------
Total Commercial Mortgage-Backed
   Securities (cost $982,465) .......................               1,030,758
                                                                   ----------
Corporate Bonds - 87.03%
Automobile & Automotive Parts - 7.41%
Daimler Chrysler 8.50% 1/18/31 ......................   2,000,000   2,100,908
Ford Motor 7.45% 7/16/31 ............................   1,750,000   1,742,998
General Motors 6.75% 5/1/28 .........................   1,250,000   1,157,275
                                                                   ----------
                                                                    5,001,181
                                                                   ----------
Banking - 6.68%
Abbey National 8.963% 12/29/49 ......................   1,500,000   1,695,395
Barclays Bank 8.55% 9/29/49 .........................   1,000,000   1,092,004
JP Morgan Chase 6.75% 2/1/11 ........................     940,000     947,450
Union Bank Switzerland 7.25% 7/15/06 ................     745,000     776,627
                                                                   ----------
                                                                    4,511,476
                                                                   ----------
Cable, Media & Publishing - 3.13%
TCI Communications 8.75% 8/1/15 .....................     290,000     332,035
Time Warner Entertainment 8.375% 3/15/23 ............     750,000     842,527
Viacom 7.875% 7/30/30 ...............................     875,000     941,608
                                                                   ----------
                                                                    2,116,170
                                                                   ----------
Chemicals - 1.95%
Dow Chemical 7.375% 11/1/29 .........................   1,000,000   1,067,939
IMC Global 6.875% 7/15/07 ...........................     300,000     247,508
                                                                   ----------
                                                                    1,315,447
                                                                   ----------
Computers & Technology - 1.47%
International Business Machines
   7.125% 12/1/96 ...................................   1,000,000     990,173
                                                                   ----------
                                                                      990,173
                                                                   ----------
Electronics & Electrical Equipment - 0.97%
Arrow Electronics 8.20% 10/1/03 .....................     650,000     657,717
                                                                   ----------
                                                                      657,717
                                                                   ----------
Energy - 8.24%
KN Capital Trust III 7.63% 4/15/28 ..................   1,000,000     904,408
Norsk Hydro 7.15% 11/15/25 ..........................   1,000,000   1,012,893
Osprey Trust 8.31% 1/15/03 ..........................     625,000     643,626
Pennzoil 10.25% 11/1/05 .............................     165,000     186,349
Petroleos Mexicanos 9.50% 9/15/27 ...................   1,500,000   1,511,250
Petroliam Nasional Berhad 7.625% 10/15/26 ...........     325,000     294,177
Williams 7.50% 1/15/31 ..............................   1,000,000   1,011,168
                                                                   ----------
                                                                    5,563,871
                                                                   ----------

                                                        Principal     Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Finance - 13.98%
Citigroup
   6.50% 1/18/11 ....................................  $  450,000  $  452,196
   7.625% 12/1/36 ...................................   1,581,000   1,557,838
Fairfax Financial 7.375% 4/15/18 ....................   1,000,000     697,798
Fidelity Investments 7.57% 6/15/29 ..................   1,000,000   1,028,951
Florida Windstorm 7.125% 2/25/19 ....................     500,000     490,669
HSBC Capital Funding 10.176% 12/29/49 ...............   1,500,000   1,865,492
Household Financial 6.50% 1/24/06 ...................     325,000     326,942
Mic Financial Trust I 8.375% 2/1/27 .................     855,000     745,421
RBF Finance 11.00% 3/15/06 ..........................     500,000     601,250
Salomon Smith Barney 6.50% 2/15/08 ..................     575,000     571,159
UBS Preferred Funding Trust I
   8.622% 12/29/49 ..................................   1,000,000   1,091,029
                                                                   ----------
                                                                    9,428,745
                                                                   ----------
Food, Beverage & Tobacco - 0.96%
Food Lion 8.05% 4/15/27 .............................     750,000     650,473
                                                                   ----------
                                                                      650,473
                                                                   ----------
Industrial Machinery - 1.38%
Fort James 6.625% 9/15/04 ...........................     625,000     605,851
Seagate Technologies 12.50% 11/15/07 ................     325,000     324,187
                                                                   ----------
                                                                      930,038
                                                                   ----------
Insurance - 9.95%
American General Financial Capital II
   8.50% 7/1/30 .....................................     750,000     820,508
American General Institution
   8.125% 3/15/46 ...................................     500,000     499,153
Aon Capital Trust 8.205% 1/1/27 .....................   1,500,000   1,448,007
Axa 8.60% 12/15/30 ..................................   1,250,000   1,363,710
Cigna 7.00% 1/15/11 .................................     500,000     503,627
Liberty Mutual Insurance 7.697% 10/15/97 ............     750,000     563,035
Nationwide 9.875% 2/15/25 ...........................   1,500,000   1,518,861
                                                                   ----------
                                                                    6,716,901
                                                                   ----------
Leisure, Lodging & Entertainment - 1.62%
HMH Properties 8.45% 12/1/08 ........................     625,000     628,124
ITT 7.375% 11/15/15 .................................     500,000     463,820
                                                                   ----------
                                                                    1,091,944
                                                                   ----------
Metals & Mining - 2.06%
USX
  9.375% 2/15/12 ....................................     415,000     484,897
  9.375% 5/15/22 ....................................     775,000     905,840
                                                                   ----------
                                                                    1,390,737
                                                                   ----------
Retail - 3.15%
Kmart 7.95% 2/1/23 ..................................   1,000,000     755,566
Safeway Stores 7.25% 2/1/31 .........................     925,000     933,500
Saks 7.25% 12/1/04 ..................................     500,000     435,000
                                                                   ----------
                                                                    2,124,066
                                                                   ----------

                                                        Principal     Market
Delaware Extended Duration Bond Fund                    Amount        Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Telecommunications - 17.19%
BellSouth Capital Funding 7.12% 7/15/97 .............  $1,800,000 $ 1,695,636
British Telecom 8.625% 12/15/30 .....................   1,100,000   1,184,655
Exodus Communications 11.625% 7/15/10 ...............     270,000     267,300
KPN 8.375% 10/1/30 ..................................   1,000,000     982,521
Liberty Media 8.50% 7/15/29 .........................   1,000,000     988,841
McLeodUSA 11.375% 1/1/09 ............................     205,000     218,325
News America Holdings 7.75% 12/1/45 .................   1,681,000   1,511,261
Nextel Communications 9.50% 2/1/11 ..................     500,000     502,500
Sprint Capital 7.625% 1/30/11 .......................   1,050,000   1,067,115
Tele-Communications 7.875% 2/15/26 ..................   1,000,000   1,031,349
Telefonica Europe 8.25% 9/15/30 .....................   1,000,000   1,084,917
Williams Communications Group
   10.875% 10/1/09 ..................................     160,000     144,800
WorldCom 6.95% 8/15/28 ..............................   1,000,000     920,327
                                                                  -----------
                                                                   11,599,547
                                                                  -----------
Transportation & Shipping - 3.56%
Atlas Air Lines 8.77% 1/2/11 ........................     518,525     537,859
Stagecoach Holdings 8.625% 11/15/09 .................   1,000,000     941,457
United Air Lines 7.73% 7/1/10 .......................     870,000     926,515
                                                                  -----------
                                                                    2,405,831
                                                                  -----------
Utilities - 3.33%
Hydro-Quebec 8.50% 12/1/29 ..........................     750,000     916,964
Israel Electric 7.75% 12/15/27 ......................     750,000     652,937
PSEG Energy Holdings 10.00% 10/1/09 .................     625,000     676,294
                                                                  -----------
                                                                    2,246,195
                                                                  -----------
Total Corporate Bonds
   (cost $57,662,442) ...............................              58,740,512
                                                                  -----------
Government Bonds - 3.06%
Federal Republic of Brazil
   8.00% 4/15/14 ....................................     640,333     519,470
   11.00% 8/17/40 ...................................     650,000     555,750
Mexican United States 8.375% 1/14/11 ................   1,000,000     992,500
                                                                  -----------
Total Government Bonds
   (cost $2,004,887) ................................               2,067,720
                                                                  -----------
U.S. Treasury Obligations - 4.80%
U.S. Treasury Notes
   5.75% 8/15/10 ....................................   1,485,000   1,551,914
   6.125% 8/15/29 ...................................   1,565,000   1,689,223
                                                                  -----------
                                                                    3,241,137
                                                                  -----------
Total U.S. Treasury Obligations
   (cost $3,194,539) ................................               3,241,137
                                                                  -----------

                                                      Number of      Market
                                                      Shares         Value
--------------------------------------------------------------------------------
Preferred Stocks - 2.41%
Centaur Funding 9.08% ...............................   15,000    $ 1,626,563
                                                                  -----------
Total Preferred Stocks
   (cost $1,550,621) ................................               1,626,563
                                                                  -----------
Total Market Value of Securities - 100.24%
   (cost $66,279,109) ...............................              67,655,792
Liabilities Net of Receivables and Other
   Assets - (0.24%) .................................                (159,443)
                                                                  -----------
Net Assets Applicable to 13,111,337 Shares
   Outstanding - 100.00% ............................             $67,496,349
                                                                  ===========
Net Asset Value - Delaware Extended Duration
   Bond Fund Class A
   ($2,662,718 / 517,192 Shares) ....................                   $5.15
                                                                        -----
Net Asset Value - Delaware Extended Duration
   Bond Fund Class B
   ($547,387 / 106,332 Shares) ......................                   $5.15
                                                                        -----
Net Asset Value - Delaware Extended Duration
   Bond Fund Class C
   ($184,989 / 35,934 Shares) .......................                   $5.15
                                                                        -----
Net Asset Value - Delaware Extended Duration
   Bond Fund Institutional Class
   ($64,101,255 / 12,451,879 Shares) ................                   $5.15
                                                                        -----
Components of Net Assets at January 31, 2001:
Shares of beneficial interest (unlimited
   authorization - no par) ..........................             $71,973,249
Undistributed Net Investment Income .................                  12,177
Accumulated net realized loss on investments ........              (5,865,760)
Net unrealized appreciation of investments ..........               1,376,683
                                                                  -----------
Total net assets ....................................             $67,496,349
                                                                  ===========
Net Asset Value and Offering Price per Share -
   Delaware Extended Duration Bond Fund
Net asset value Class A (A) .........................                   $5.15
Sales charge (4.75% of offering price or 5.05% of
   the amount invested per share) (B) ...............                    0.26
                                                                        -----
Offering price ......................................                   $5.41
                                                                        =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,00 or more.



                             See accompanying notes

Statements of Assets and Liabilities


                                                                                        Delaware Corporate         Delaware Extended
January 31, 2001 (Unaudited)                                                                 Bond Fund            Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at market (cost $59,261,665 and $66,279,109, respectively) ...............      $61,582,818               $67,655,792
Receivables for securities sold ......................................................        4,500,041                15,995,837
Interest receivable ..................................................................        1,129,845                 1,132,426
Cash .................................................................................        4,479,593                        --
Subscriptions receivable .............................................................          257,014                    67,806
                                                                                            -----------               -----------
Total assets .........................................................................       71,949,311                84,851,861
                                                                                            -----------               -----------
Liabilities:
Payables for securities purchased ....................................................        8,825,542                17,064,479
Accrued expenses .....................................................................           94,740                    60,577
Liquidations payable .................................................................           58,603                    67,611
Distributions payable ................................................................          103,148                   162,845
                                                                                            -----------               -----------
Total liabilities ....................................................................        9,082,033                17,355,512
                                                                                            -----------               -----------
Total Net Assets .....................................................................      $62,867,278               $67,496,349
                                                                                            ===========               ===========

                             See accompanying notes

Statements of Operations

                                                                                        Delaware Corporate         Delaware Extended
January 31, 2001 (Unaudited)                                                                 Bond Fund            Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .............................................................................       $2,468,831                $2,666,102
                                                                                             ----------                ----------

Expenses:
Management fees ......................................................................          152,428                   177,716
Dividend disbursing and transfer agent fees and expenses .............................           62,575                    64,265
Registration fees ....................................................................           49,420                    42,903
Distribution expenses ................................................................           17,955                     5,475
Reports and statements to shareholders ...............................................           17,000                    17,980
Accounting and administration fees ...................................................           11,040                    17,005
Custodian fees .......................................................................            6,900                     7,775
Professional fees ....................................................................            3,100                     2,000
Taxes (other than taxes on income) ...................................................               55                        30
Trustees' fees .......................................................................            2,500                     2,600
Other ................................................................................            2,185                     6,475
                                                                                             ----------                ----------
                                                                                                324,978                   344,224
Less expenses absorbed or waived .....................................................         (140,395)                 (161,031)
Less expenses paid indirectly ........................................................             (695)                     (741)
                                                                                             ----------                ----------
Total expenses .......................................................................          183,888                   182,452
                                                                                             ----------                ----------
Net Investment Income ................................................................        2,284,943                 2,483,650
                                                                                             ----------                ----------
Net Realized and Unrealized Gain on Investments:
Net realized loss on investments .....................................................       (1,843,364)               (1,909,902)
Net change in unrealized appreciation/depreciation of investments ....................        4,156,587                 5,269,203
                                                                                             ----------                ----------
Net Realized and Unrealized Gain on Investments ......................................        2,313,223                 3,359,301
                                                                                             ----------                ----------
Net Increase in Net Assets Resulting from Operations .................................       $4,598,166                $5,842,951
                                                                                             ==========                ==========

                             See accompanying notes

Statements of Changes in Net Assets


                                                                                 Delaware Corporate     Delaware Extended Duration
                                                                                      Bond Fund                  Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Six Months                 Six Months
                                                                                  Ended      Year Ended      Ended      Year Ended
                                                                                 1/31/01       7/31/00      1/31/01       7/31/00
                                                                               (Unaudited)                (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ......................................................  $ 2,284,943   $ 4,231,936   $ 2,483,650   $ 4,543,051
Net realized loss on investments ...........................................   (1,843,364)   (2,764,464)   (1,909,902)   (2,091,647)
Net change in unrealized appreciation/depreciation of investments ..........    4,156,587       311,322     5,269,203      (853,027)
                                                                              ------------------------------------------------------
Net increase in net assets resulting from operations .......................    4,598,166     1,778,794     5,842,951     1,598,377
                                                                              ------------------------------------------------------
Distributions to Shareholders from:
Net investment income:
  Class A ..................................................................     (124,276)     (149,699)      (79,241)     (114,954)
  Class B ..................................................................      (78,214)     (113,310)      (15,504)      (22,948)
  Class C ..................................................................      (12,693)      (19,421)       (3,718)       (6,891)
  Institutional Class ......................................................   (2,066,774)   (3,949,506)   (2,373,011)   (4,398,258)
                                                                              ------------------------------------------------------
                                                                               (2,281,957)   (4,231,936)   (2,471,473)   (4,543,051)
                                                                              ------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A ..................................................................    2,011,169     2,546,662       776,688     1,553,843
  Class B ..................................................................    1,018,977     1,576,585       143,284       467,890
  Class C ..................................................................      332,001       316,311       165,134       157,626
  Institutional Class ......................................................    5,668,662    19,705,274     5,787,610    32,632,330

Net asset value of shares issued upon reinvestment of distributions:
  Class A ..................................................................       85,489       113,499        51,735        84,324
  Class B ..................................................................       50,490        73,984        10,722        18,759
  Class C ..................................................................        8,327        13,478         3,314         4,974
  Institutional Class ......................................................    1,807,214     3,488,489     2,110,700     3,897,020
                                                                              ------------------------------------------------------
                                                                               10,982,329    27,834,282     9,049,188    38,816,766
                                                                              ------------------------------------------------------
Cost of shares repurchased:
  Class A ..................................................................     (986,375)   (1,158,839)     (243,077)     (654,592)
  Class B ..................................................................     (193,539)     (753,392)     (106,503)     (110,038)
  Class C ..................................................................     (109,525)     (320,195)      (77,787)     (128,629)
  Institutional Class ......................................................   (9,374,186)  (21,033,488)   (8,963,402)  (27,357,977)
                                                                              ------------------------------------------------------
                                                                              (10,663,625)  (23,265,914)   (9,390,769)  (28,251,236)
                                                                              ------------------------------------------------------
Increase (decrease) in net assets derived from capital share transactions ..      318,704     4,568,368      (341,581)   10,565,530
                                                                              ------------------------------------------------------
Net Increase in Net Assets .................................................    2,634,913     2,115,226     3,029,896     7,620,856
Net Assets:
Beginning of period ........................................................   60,232,365    58,117,139    64,466,453    54,845,597
                                                                              ------------------------------------------------------
End of period ..............................................................  $62,867,278   $60,232,365   $67,496,349   $62,466,453
                                                                              ======================================================


                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding                                Delaware Corporate Bond Fund
throughout each period were as follows:                                Class A Shares                       Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months     Year       9/15/98(1)  Six Months    Year      9/15/98(1)
                                                               Ended       Ended          to        Ended       Ended         to
                                                            1/31/01(2)    7/31/00      7/31/99    1/31/01(2)   7/31/00     7/31/99
                                                            (Unaudited)                          (Unaudited)

Net asset value, beginning of period .....................     $5.070      $5.280       $5.500      $5.070       $5.280      $5.500

Income (loss) from investment operations:
  Net investment income ..................................      0.187       0.353        0.201       0.169        0.315       0.171
  Net realized and unrealized gain (loss)
    on investments .......................................      0.200      (0.210)      (0.216)      0.200       (0.210)     (0.216)
                                                               ---------------------------------------------------------------------
  Total from investment operations .......................      0.387       0.143       (0.015)      0.369        0.105      (0.045)
                                                               ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................     (0.187)     (0.353)      (0.201)     (0.169)      (0.315)     (0.171)
  Distributions from net realized gain
    on investments .......................................         --          --       (0.004)         --           --      (0.004)
                                                               ---------------------------------------------------------------------
  Total dividends and distributions ......................     (0.187)     (0.353)      (0.205)     (0.169)      (0.315)     (0.175)
                                                               ---------------------------------------------------------------------

Net asset value, end of period ...........................     $5.270      $5.070       $5.280      $5.270       $5.070      $5.280
                                                               =====================================================================

Total return(3) ..........................................      7.83%       2.85%       (0.34%)      7.45%        2.09%      (0.88%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................     $4,045      $2,790       $1,377      $3,040       $2,057      $1,236
  Ratio of expenses to average net assets ................      0.80%       0.80%        0.80%       1.55%        1.55%       1.55%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......      1.26%       1.27%        1.26%       2.01%        2.02%       2.01%
  Ratio of net investment income to average
    net assets ...........................................      7.37%       6.84%        5.75%       6.62%        6.09%       5.00%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly .............................      6.90%       6.37%        5.29%       6.15%        5.62%       4.54%
  Portfolio turnover .....................................       373%        118%         175%        373%         118%        175%


-----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding                              Delaware Corporate Bond Fund
throughout each period were as follows:                                 Class C Shares                Institutional Class Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                             Six Months      Year     9/15/98(1)   Six Months     Year    9/15/98(1)
                                                                 Ended      Ended         to         Ended       Ended        to
                                                               1/31/01(2)  7/31/00     7/31/99     1/31/01(2)   7/31/00    7/31/99
                                                              (Unaudited)                         (Unaudited)

Net asset value, beginning of period .....................     $5.070      $5.280       $5.500      $5.070       $5.280      $5.500

Income (loss) from investment operations:
  Net investment income ..................................      0.169       0.316        0.171       0.195        0.367       0.212
  Net realized and unrealized gain (loss)
    on investments .......................................      0.200      (0.210)      (0.216)      0.200       (0.210)     (0.216)
                                                               ---------------------------------------------------------------------
  Total from investment operations .......................      0.369       0.106       (0.045)      0.395        0.157      (0.004)
                                                               ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................     (0.169)     (0.316)      (0.171)     (0.195)      (0.367)     (0.212)
  Distributions from net realized gain
    on investments .......................................         --          --       (0.004)         --           --      (0.004)
                                                               ---------------------------------------------------------------------
  Total dividends and distributions ......................     (0.169)     (0.316)      (0.175)     (0.195)      (0.367)     (0.216)
                                                               ---------------------------------------------------------------------

Net asset value, end of period ...........................     $5.270      $5.070       $5.280      $5.270       $5.070      $5.280
                                                               =====================================================================

Total return(3) ..........................................      7.44%       2.10%       (0.88%)      7.98%        3.12%      (0.14%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................       $546        $296         $303     $55,237      $55,088     $55,201
  Ratio of expenses to average net assets ................      1.55%       1.55%        1.55%       0.55%        0.55%       0.55%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......      2.01%       2.02%        2.01%       1.01%        1.02%       1.01%
  Ratio of net investment income to average
    net assets ...........................................      6.62%       6.09%        5.00%       7.62%        7.09%       6.00%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly .............................      6.15%       5.62%        4.54%       7.15%        6.62%       5.54%
  Portfolio turnover .....................................       373%        118%         175%        373%         118%        175%


-----------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding                                Delaware Extended Duration
Bond Fund throughout each period were as follows:                         Class A Shares                    Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months   Year      9/15/98(1)   Six Months    Year     9/15/98(1)
                                                                 Ended      Ended         to         Ended       Ended        to
                                                               1/31/01(2)  7/31/00     7/31/99     1/31/01(2)   7/31/00    7/31/99
                                                               (Unaudited)                        (Unaudited)

Net asset value, beginning of period .....................     $4.890      $5.150       $5.500      $4.890       $5.150      $5.500

Income (loss) from investment operations:
  Net investment income ..................................      0.184       0.360        0.206       0.165        0.323       0.172
  Net realized and unrealized gain (loss)
    on investments .......................................      0.260      (0.260)      (0.347)      0.260       (0.260)     (0.347)
                                                               ---------------------------------------------------------------------
  Total from investment operations .......................      0.444       0.100       (0.141)      0.425        0.063      (0.175)
                                                               ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................     (0.184)     (0.360)      (0.206)     (0.165)      (0.323)     (0.172)
  Distributions from net realized gain
    on investments .......................................         --          --       (0.003)         --           --      (0.003)
                                                               ---------------------------------------------------------------------
  Total dividends and distributions ......................     (0.184)     (0.360)      (0.209)     (0.165)      (0.323)     (0.175)
                                                               ---------------------------------------------------------------------

Net asset value, end of period ...........................     $5.150      $4.890       $5.150      $5.150       $4.890      $5.150
                                                               =====================================================================

Total return(3) ..........................................      9.52%       2.08%       (2.68%)      9.11%        1.32%      (3.28%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................     $2,663      $1,948       $1,042        $547         $476        $114
  Ratio of expenses to average net assets ................      0.80%       0.80%        0.80%       1.55%        1.55%       1.55%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......      1.30%       1.23%        1.27%       2.05%        1.98%       2.02%
  Ratio of net investment income to average
    net assets ...........................................      7.47%       7.24%        5.88%       6.72%        6.49%       5.13%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly .............................      6.97%       6.81%        5.41%       6.22%        6.06%       4.66%
  Portfolio turnover .....................................       417%        115%         201%        417%         115%        201%


-----------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding                            Delaware Extended Duration
Bond Fund throughout each period were as follows:                      Class C Shares                 Institutional Class Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months     Year      9/15/98(1)    Six Months     Year   9/15/98(1)
                                                               Ended        Ended         to          Ended        Ended      to
                                                              1/31/01(2)   7/31/00     7/31/99      1/31/01(2)   7/31/00    7/31/99
                                                             (Unaudited)                           (Unaudited)

Net asset value, beginning of period .....................     $4.890      $5.150       $5.500      $4.890       $5.150      $5.500

Income (loss) from investment operations:
  Net investment income ..................................      0.165       0.323        0.180       0.190        0.372       0.215
  Net realized and unrealized gain (loss)
    on investments .......................................      0.260      (0.260)      (0.347)      0.260       (0.260)     (0.347)
                                                             -----------------------------------------------------------------------
Total from investment operations .........................      0.425       0.063       (0.167)      0.450        0.112      (0.132)
                                                             -----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................     (0.165)     (0.323)      (0.180)     (0.190)      (0.372)     (0.215)
  Distributions from net realized gain
    on investments .......................................         --          --       (0.003)         --           --      (0.003)
                                                             -----------------------------------------------------------------------
  Total dividends and distributions ......................     (0.165)     (0.323)      (0.183)     (0.190)      (0.372)     (0.218)
                                                             -----------------------------------------------------------------------

Net asset value, end of period ...........................     $5.150      $4.890       $5.150      $5.150       $4.890      $5.150
                                                             =======================================================================

Total return(3) ..........................................      9.12%       1.32%       (3.15%)      9.66%        2.34%      (2.52%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................       $185         $87          $58     $64,101      $61,955     $55,631
  Ratio of expenses to average net assets ................      1.55%       1.55%        1.55%       0.55%        0.55%       0.55%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......      2.05%       1.98%        2.02%       1.05%        0.98%       1.02%
  Ratio of net investment income to average
    net assets ...........................................      6.72%       6.49%        5.13%       7.72%        7.49%       6.13%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly .............................      6.22%       6.06%        4.66%       7.22%        7.06%       5.66%
  Portfolio turnover .....................................       417%        115%         201%        417%         115%        201%

------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Notes to Financial Statements

January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Income Funds ("the Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and related notes pertain to Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A shares, Class B shares, Class C shares and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Funds is to seek to provide investors with total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If, on a particular day, an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and to make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts (and market premiums) are accreted to interest income over the lives of the respective securities. The Funds declare dividends daily from net investment income and pay such dividends monthly and declare and pay distributions from net realized gains on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offsets shown as "expenses paid indirectly". The amounts of these expenses for the six months ended January 31, 2001 were as follows:

                                                  Delaware          Delaware
                                                 Corporate     Extended Duration
                                                 Bond Fund         Bond Fund

Commission reimbursements                           $695             $741

Earnings credits                                      --               --

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

         Delaware                                         Delaware
         Corporate                                   Extended Duration
         Bond Fund                                        Bond Fund

On the first $500 million  0.500%              On the first $500 million  0.550%
On the next $500 million   0.475%              On the next $500 million   0.500%
On the next $1.5 billion   0.450%              On the next $1.5 billion   0.450%
In excess of $2.5 billion  0.425%              In excess of $2.5 billion  0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.55% of average daily net assets for each Fund through November 30, 2001.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A and 1.00% of the average daily net assets of the Class B and C shares.

For the six months ended January 31, 2001, DDLP earned commissions on the sales of the Class A shares for each Fund as follows:

                  Delaware                                  Delaware
                 Corporate                             Extended Duration
                 Bond Fund                                 Bond Fund

                  $2,910                                     $214

At January 31, 2001, each Fund had liabilities payable to affiliates as follows:

                                                   Delaware      Delaware
                                                  Corporate  Extended Duration
                                                  Bond Fund      Bond Fund

Investment Management fee
   payable to DMC                                   $3,659        $1,337
Dividend disbursing, transfer agent
   fees, accounting and other
   expenses payable to DSC                          12,935        12,156
Other expenses payable to DMC
   and affiliates                                    3,365          951

--------------------------------------------------------------------------------
Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
For the six months ended January 31, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                              Delaware             Delaware
                                             Corporate         Extended Duration
                                             Bond Fund             Bond Fund

Purchases ..............................   $110,189,108          $133,731,089
Sales ..................................   $113,150,955          $132,409,875

At January 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At January 31, 2001 the costs of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                              Delaware              Delaware
                                             Corporate         Extended Duration
                                             Bond Fund             Bond Fund

Cost of investments ......................  $59,261,665           $66,279,108
                                            ---------------------------------
Aggregate unrealized
  appreciation ...........................   $2,479,262            $2,405,839
Aggregate unrealized
  depreciation ...........................      158,109             1,029,156
                                            ---------------------------------
Net unrealized appreciation ..............   $2,321,153            $1,376,683
                                            =================================

For federal Income tax purposes, certain Funds had accumulated capital losses as of January 31, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                                Delaware       Delaware
                                               Corporate   Extended Duration
                                               Bond Fund      Bond Fund

2008                                           $1,704,753    $2,232,330

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                          Delaware Corporate
                                                               Bond Fund

                                                         Six Months     Year
                                                           Ended       Ended
                                                          1/31/01     7/31/00

Shares sold:
  Class A ...........................................     396,468     497,128
  Class B ...........................................     199,670     303,492
  Class C ...........................................      65,170      60,872
  Institutional Class ...............................   1,117,067   3,815,065

Shares issued upon reinvestment
  of distributions:
  Class A ...........................................      16,794      22,182
  Class B ...........................................       9,920      14,522
  Class C ...........................................       1,636       2,628
  Institutional Class ...............................     355,122     679,486
                                                       ----------------------
                                                        2,161,847   5,395,375
                                                       ----------------------

Shares repurchased:
  Class A ...........................................    (195,393)   (229,889)
  Class B ...........................................     (38,153)   (146,349)
  Class C ...........................................     (21,618)    (62,424)
  Institutional Class ...............................  (1,846,056) (4,087,823)
                                                       ----------------------
                                                       (2,101,220) (4,526,485)
                                                       ----------------------
Net increase .......................................       60,627     868,890
                                                       ======================


                                                           Delaware Extended
                                                           Duration Bond Fund

                                                         Six Months     Year
                                                           Ended       Ended
                                                          1/31/01     7/31/00

Shares sold:
  Class A ..........................................      157,877     311,638
  Class B ..........................................       28,763      93,709
  Class C ..........................................       33,638      31,164
  Institutional Class ..............................    1,182,262   6,542,530

Shares issued upon reinvestment
  of distributions:
  Class A ..........................................       10,539      17,011
  Class B ..........................................        2,188       3,805
  Class C ..........................................          675       1,007
  Institutional Class ..............................      430,068     785,117
                                                       ----------------------
                                                        1,846,010   7,785,981
                                                       ----------------------

Shares repurchased:
  Class A ..........................................      (49,724)   (132,461)
  Class B ..........................................      (21,888)    (22,315)
  Class C ..........................................      (16,146)    (25,723)
  Institutional Class                                  (1,832,408) (5,454,580)
                                                       ----------------------
                                                       (1,920,166) (5,635,079)
                                                       ----------------------

Net increase (decrease)                                   (74,156)  2,150,902
                                                       ======================

--------------------------------------------------------------------------------
5. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of January 31, 2001 or at any time during the period.

6. Credit and Market Risk
Each Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund may invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

Each Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

--------------------------------------------------------------------------------
7. Futures Contracts
The Funds may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Funds deposit cash or pledge U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Funds' custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. No financial futures contracts were outstanding at January 31, 2001.

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
---------------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only

                                                     1.800.659.2265
                                                     www.delawareinvestments.com


This semi-annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                             Thomas F. Madison                            Investment Manager
                                              President and Chief Executive Officer        Delaware Management Company
Charles E. Haldeman, Jr.                      MLM Partners, Inc.                           Philadelphia, PA
Chairman                                      Minneapolis, MN
Delaware Investments Family of Funds                                                       International Affiliate
Philadelphia, PA                              Janet L. Yeomans                             Delaware International Advisers Ltd.
                                              Vice President and Treasurer                 London, England
Walter P. Babich                              3M Corporation
Board Chairman                                St. Paul, MN                                 National Distributor
Citadel Constructors, Inc.                                                                 Delaware Distributors, L.P.
King of Prussia, PA                           AFFILIATED OFFICERS                          Philadelphia, PA

David K. Downes                               William E. Dodge                             Shareholder Servicing, Dividend
President and Chief Executive Officer         Executive Vice President and                 Disbursing and Transfer Agent
Delaware Investments Family of Funds          Chief Investment Officer, Equity             Delaware Service Company, Inc.
Philadelphia, PA                              Delaware Investments Family of Funds         Philadelphia, PA
                                              Philadelphia, PA
John H. Durham                                                                             2005 Market Street
Private Investor                              Jude T. Driscoll                             Philadelphia, PA 19103-7057
Horsham, PA                                   Executive Vice President and
                                              Head of Fixed Income
John A. Fry                                   Delaware Investments Family of Funds
Executive Vice President                      Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                              Richard J. Flannery
                                              President and Chief Executive Officer
Anthony D. Knerr                              Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates        Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4365)                                                        Printed in the USA
SA-460 [1/01] BUR 3/01                                                     J6878